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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2001

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
Exact name of Registrant as specified in its charter:      Central Parking Corporation

State or other jurisdiction of incorporation:              Tennessee

Commission File Number:                                    001-13950

IRS Employer Identification Number:                        62-1052916

Address of principal executive offices:                    2401 21st Avenue South
                                                           Suite 200
                                                           Nashville, TN  37212

Registrant's telephone number, including area code:        (615) 297-4255

Former name or former address, if changed since
  last report:                                             Not applicable

ITEM 5.      OTHER EVENTS

On May 9, 2001, the Registrant announced operating results for the second fiscal quarter 2001.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS
             (c) EXHIBITS
             Exhibit No. 99.1          Text of press release dated May 9, 2001




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Central Parking Corporation Reports Second Quarter Earnings

Page 2

May 14, 2001
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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Central Parking Corporation

                                           /s/ Theresa R. Chester
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Date: May 14, 2001                         By: Theresa R. Chester
                                           Vice President - Controller
                                             and acting Chief Financial Officer








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